UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

MEDEQUITIES REALTY TRUST, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37887	46-5477146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 West End Avenue, Suite 1000 Nashville, TN		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 627-4710

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 2.02.  Results of Operations and Financial Condition.

On February 21, 2018, MedEquities Realty Trust, Inc. (the “Company”) issued a press release announcing its financial position as of December 31, 2017, results of operations for the three months ended December 31, 2017 and other related information. Also on February 21, 2018, the Company made available on its website (www.medequities.com) a supplemental package, which contains information concerning the Company’s financial position as of December 31, 2017, results of operations for the three months ended December 31, 2017 and other related information. Copies of such press release and supplemental package are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Beginning on February 21, 2018, the Company will use the presentation materials that are included as Exhibit 99.3 to this Current Report on Form 8-K in meetings with investors. A copy of the presentation materials will also be available on the Company’s website, www.medequities.com.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Fourth quarter earnings press release, dated February 21, 2018

99.2	Fourth quarter 2017 supplemental package

99.3	Investor presentation, dated Q1 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedEquities Realty Trust, Inc.

Date: February 21, 2018	By:	/s/ Jeffery C. Walraven
Jeffery C. Walraven
Executive Vice President and Chief Financial Officer